Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended June 30, 2024

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions, except per share amounts)	2024	2023	2024	2023

Revenues
Product and service revenues	$2,193	$2,352	$4,580	$4,944
Gains (losses) on risk management, net	77	147	23	89
Sublease revenues	18	18	37	35
Total Revenues	2,288	2,517	4,640	5,068

Operating Expenses
Production, mineral and other taxes	89	76	172	160
Transportation and processing	413	452	832	907
Operating	237	175	480	381
Purchased product	333	692	773	1,393
Depreciation, depletion and amortization	580	419	1,146	783
Accretion of asset retirement obligation	4	4	9	9
Administrative	76	168	178	226
Total Operating Expenses	1,732	1,986	3,590	3,859
Operating Income (Loss)	556	531	1,050	1,209

Other (Income) Expenses
Interest	105	80	203	151
Foreign exchange (gain) loss, net	(10)	25	(38)	22
Other (gains) losses, net	(5)	(11)	(9)	(14)
Total Other (Income) Expenses	90	94	156	159
Net Earnings (Loss) Before Income Tax	466	437	894	1,050
Income tax expense (recovery)	126	101	216	227
Net Earnings (Loss)	$340	$336	$678	$823

Net Earnings (Loss) per Share of Common Stock
Basic	$1.28	$1.35	$2.53	$3.33
Diluted	1.27	1.34	2.51	3.28
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	266.2	249.4	267.9	246.9
Diluted	268.1	250.8	270.6	250.8

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2024	2023	2024	2023

Net Earnings (Loss)	$340	$336	$678	$823
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(31)	53	(107)	55
Pension and other post-employment benefit plans	(2)	(1)	(3)	(3)
Other Comprehensive Income (Loss)	(33)	52	(110)	52
Comprehensive Income (Loss)	$307	$388	$568	$875

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	June 30,	December 31,
(US$ millions)	2024	2023

Assets
Current Assets
Cash and cash equivalents	$8	$3
Accounts receivable and accrued revenues (net of allowances
of $5 million (2023: $5 million))	1,208	1,442
Risk management	117	214
Income tax receivable	67	17
	1,400	1,676
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	65,239	64,084
Unproved properties	1,152	1,486
Other	900	907
Property, plant and equipment	67,291	66,477
Less: Accumulated depreciation, depletion and amortization	(52,447)	(51,837)
Property, plant and equipment, net	14,844	14,640
Other Assets	978	1,015
Risk Management	10	4
Deferred Income Taxes	-	53
Goodwill	2,577	2,599
	$19,809	$19,987

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,872	$2,209
Current portion of operating lease liabilities	85	87
Income tax payable	2	232
Risk management	7	-
Current portion of long-term debt	1,234	284
	3,200	2,812
Long-Term Debt	4,853	5,453
Operating Lease Liabilities	804	832
Other Liabilities and Provisions	141	132
Risk Management	6	2
Asset Retirement Obligation	261	276
Deferred Income Taxes	216	110
	9,481	9,617

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2024 issued and outstanding: 264.1 million shares (2023: 271.7 million shares)	3	3
Paid in surplus	8,170	8,620
Retained earnings	1,215	697
Accumulated other comprehensive income	940	1,050
Total Shareholders’ Equity	10,328	10,370
	$19,809	$19,987

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2024	2023	2024	2023

Operating Activities
Net earnings (loss)	$340	$336	$678	$823
Depreciation, depletion and amortization	580	419	1,146	783
Accretion of asset retirement obligation	4	4	9	9
Deferred income taxes	103	47	161	111
Unrealized (gain) loss on risk management	(8)	(142)	92	(160)
Unrealized foreign exchange (gain) loss	(5)	10	(28)	5
Foreign exchange (gain) loss on settlements	(5)	4	(7)	3
Other	16	21	9	(24)
Net change in other assets and liabilities	(42)	(12)	(54)	(17)
Net change in non-cash working capital	37	144	(327)	366
Cash From (Used in) Operating Activities	1,020	831	1,679	1,899

Investing Activities
Capital expenditures	(622)	(640)	(1,213)	(1,250)
Acquisitions	(5)	(15)	(195)	(214)
Corporate acquisition, net of cash acquired	-	(3,225)	12	(3,225)
Proceeds from divestitures	2	717	4	729
Net change in investments and other	(16)	155	(10)	89
Cash From (Used in) Investing Activities	(641)	(3,008)	(1,402)	(3,871)

Financing Activities
Net issuance (repayment) of revolving debt	(111)	100	350	287
Issuance of long-term debt	-	2,278	-	2,278
Purchase of shares of common stock	(184)	(89)	(434)	(328)
Dividends on shares of common stock	(80)	(82)	(160)	(143)
Finance lease payments and other	(1)	(1)	(30)	(72)
Cash From (Used in) Financing Activities	(376)	2,206	(274)	2,022

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	-	(3)	2	(3)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	3	26	5	47
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	5	26	3	5
Cash, Cash Equivalents and Restricted Cash, End of Period	$8	$52	$8	$52

Cash, End of Period	$6	$9	$6	$9
Cash Equivalents, End of Period	2	43	2	43
Restricted Cash, End of Period	-	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$8	$52	$8	$52

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended June 30, 2024

U.S. Dollar / U.S. Protocol

Second quarter report

for the period ended June 30, 2024

Supplemental Financial Information (unaudited)

Financial Results

	2024			2023
(US$ millions, unless otherwise specified)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Net Earnings (Loss)	678	340	338	2,085	856	406	823	336	487

Per share - basic (1)	2.53	1.28	1.25	8.02	3.14	1.48	3.33	1.35	1.99
Per share - diluted (1)	2.51	1.27	1.24	7.90	3.11	1.47	3.28	1.34	1.97

Non-GAAP Adjusted Earnings (2)	720	331	389	1,810	647	481	682	232	450

Per share - basic (1)	2.69	1.24	1.44	6.96	2.38	1.76	2.76	0.93	1.84
Per share - diluted (1)	2.66	1.23	1.43	6.86	2.35	1.74	2.72	0.93	1.82

Non-GAAP Cash Flow (3)	2,060	1,025	1,035	3,899	1,237	1,112	1,550	699	851

Per share - basic (1)	7.69	3.85	3.84	15.00	4.54	4.06	6.28	2.80	3.48
Per share - diluted (1)	7.61	3.82	3.80	14.77	4.49	4.02	6.18	2.79	3.44

Foreign Exchange Rates (C$ per US$1)
Average	1.359	1.368	1.349	1.350	1.362	1.341	1.348	1.343	1.353
Period end	1.369	1.369	1.355	1.323	1.323	1.352	1.324	1.324	1.353

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	894	466	428	2,510	1,067	393	1,050	437	613
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(92)	8	(100)	194	326	(292)	160	142	18
Non-operating foreign exchange gain (loss)	36	11	25	(2)	(9)	17	(10)	(15)	5
Adjusted Earnings (Loss) Before Income Tax	950	447	503	2,318	750	668	900	310	590
Income tax expense (recovery) (4)	230	116	114	508	103	187	218	78	140

Non-GAAP Adjusted Earnings (2)	720	331	389	1,810	647	481	682	232	450

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	1,679	1,020	659	4,167	1,362	906	1,899	831	1,068
(Add back) Deduct:
Net change in other assets and liabilities	(54)	(42)	(12)	(62)	(31)	(14)	(17)	(12)	(5)
Net change in non-cash working capital	(327)	37	(364)	330	156	(192)	366	144	222

Non-GAAP Cash Flow (3)	2,060	1,025	1,035	3,899	1,237	1,112	1,550	699	851

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2024			2023
(millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	267.9	266.2	269.7	259.9	272.3	273.7	246.9	249.4	244.3

Diluted	270.6	268.1	272.3	263.9	275.4	276.3	250.8	250.8	247.7

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2023 - 23.0 percent and 23.7 percent, respectively).

Financial Metrics

	2024	2023
	Year-to- Date	Year

Debt to Capitalization	37%	36%
Debt to Adjusted Capitalization (1)	25%	24%
Debt to EBITDA (1)	1.2x	1.2x
Debt to Adjusted EBITDA (1)	1.2x	1.3x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2024			2023
(average)	% of Oil & NGLs	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)	56	168.8	167.3	170.4	158.9	194.1	170.9	134.9	142.4	127.3
NGLs - Plant Condensate (Mbbls/d)	14	42.5	44.6	40.5	42.9	46.1	43.3	41.2	43.5	38.7
Oil & Plant Condensate (Mbbls/d)	70	211.3	211.9	210.9	201.8	240.2	214.2	176.1	185.9	166.0
Butane (Mbbls/d)	7	20.9	21.3	20.6	21.1	21.7	20.4	21.2	23.2	19.1
Propane (Mbbls/d)	12	34.7	35.3	34.0	33.7	35.2	33.2	33.1	34.9	31.3
Ethane (Mbbls/d)	11	34.5	35.4	33.8	35.4	34.0	33.1	37.3	38.7	35.8
NGLs - Other (Mbbls/d)	30	90.1	92.0	88.4	90.2	90.9	86.7	91.6	96.8	86.2
Oil & NGLs (Mbbls/d)	100	301.4	303.9	299.3	292.0	331.1	300.9	267.7	282.7	252.2

Natural Gas (MMcf/d)		1,693	1,740	1,648	1,642	1,645	1,625	1,649	1,743	1,555

Total (MBOE/d)		583.8	593.8	573.8	565.6	605.2	571.8	542.4	573.0	511.4

Production Volumes by Segment

	2024			2023
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)
USA Operations	168.5	166.8	170.2	158.8	194.0	170.8	134.8	142.4	127.2
Canadian Operations	0.3	0.5	0.2	0.1	0.1	0.1	0.1	-	0.1
	168.8	167.3	170.4	158.9	194.1	170.9	134.9	142.4	127.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.7	10.9	10.6	10.9	11.3	11.2	10.6	10.5	10.6
Canadian Operations	31.8	33.7	29.9	32.0	34.8	32.1	30.6	33.0	28.1
	42.5	44.6	40.5	42.9	46.1	43.3	41.2	43.5	38.7

Oil & Plant Condensate (Mbbls/d)
USA Operations	179.2	177.7	180.8	169.7	205.3	182.0	145.4	152.9	137.8
Canadian Operations	32.1	34.2	30.1	32.1	34.9	32.2	30.7	33.0	28.2
	211.3	211.9	210.9	201.8	240.2	214.2	176.1	185.9	166.0

NGLs - Other (Mbbls/d)
USA Operations	75.1	75.7	74.6	74.6	74.6	71.8	76.0	78.1	73.7
Canadian Operations	15.0	16.3	13.8	15.6	16.3	14.9	15.6	18.7	12.5
	90.1	92.0	88.4	90.2	90.9	86.7	91.6	96.8	86.2

NGLs - Total (Mbbls/d)
USA Operations	85.8	86.6	85.2	85.5	85.9	83.0	86.6	88.6	84.3
Canadian Operations	46.8	50.0	43.7	47.6	51.1	47.0	46.2	51.7	40.6
	132.6	136.6	128.9	133.1	137.0	130.0	132.8	140.3	124.9

Oil & NGLs (Mbbls/d)
USA Operations	254.3	253.4	255.4	244.3	279.9	253.8	221.4	231.0	211.5
Canadian Operations	47.1	50.5	43.9	47.7	51.2	47.1	46.3	51.7	40.7
	301.4	303.9	299.3	292.0	331.1	300.9	267.7	282.7	252.2

Natural Gas (MMcf/d)
USA Operations	528	531	526	517	524	508	518	530	507
Canadian Operations	1,165	1,209	1,122	1,125	1,121	1,117	1,131	1,213	1,048
	1,693	1,740	1,648	1,642	1,645	1,625	1,649	1,743	1,555

Total (MBOE/d)
USA Operations	342.5	341.9	343.0	330.4	367.1	338.5	307.7	319.2	296.1
Canadian Operations	241.3	251.9	230.8	235.2	238.1	233.3	234.7	253.8	215.3
	583.8	593.8	573.8	565.6	605.2	571.8	542.4	573.0	511.4

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2024			2023
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	2,366	1,189	1,177	4,431	1,372	1,267	1,792	944	848
NGLs (2)	363	176	187	676	170	174	332	149	183
Natural Gas	152	55	97	458	114	103	241	86	155
	2,881	1,420	1,461	5,565	1,656	1,544	2,365	1,179	1,186
Realized Gains (Losses) on Risk Management (3)
Oil	(33)	(25)	(8)	(24)	(5)	(19)	-	-	-
NGLs (2)	2	1	1	-	-	-	-	-	-
Natural Gas	82	51	31	33	11	15	7	5	2
	51	27	24	9	6	(4)	7	5	2

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	5	4	1	3	1	2	-	-	-
NGLs (2)	502	269	233	1,023	284	258	481	245	236
Natural Gas	383	149	234	1,186	267	244	675	222	453
	890	422	468	2,212	552	504	1,156	467	689
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	1	1	-	-	-	-
Natural Gas	60	38	22	(54)	11	13	(78)	-	(78)
	60	38	22	(53)	12	13	(78)	-	(78)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024			2023
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Total USA Operations Netback
Price	46.23	45.61	46.85	46.15	49.03	49.62	42.45	40.56	44.52
Production, mineral and other taxes	2.65	2.74	2.56	2.71	2.65	2.71	2.74	2.49	3.01
Transportation and processing	4.06	4.05	4.07	4.54	3.80	3.98	5.29	5.10	5.51
Operating	6.67	6.58	6.77	6.15	5.85	6.66	6.05	5.73	6.39
Netback	32.85	32.24	33.45	32.75	36.73	36.27	28.37	27.24	29.61

Total Canadian Operations Netback
Price	20.27	18.40	22.30	25.76	25.21	23.46	27.21	20.26	35.50
Production, mineral and other taxes	0.17	0.17	0.17	0.18	0.16	0.24	0.17	0.14	0.19
Transportation and processing	11.65	11.37	11.96	12.29	11.65	12.36	12.59	11.57	13.80
Operating	1.19	1.18	1.19	1.04	1.38	1.30	0.73	0.10	1.50
Netback	7.26	5.68	8.98	12.25	12.02	9.56	13.72	8.45	20.01

Total Operations Netback
Price	35.49	34.08	36.97	37.67	39.66	38.95	35.86	31.56	40.72
Production, mineral and other taxes	1.62	1.65	1.60	1.66	1.67	1.70	1.63	1.43	1.83
Transportation and processing	7.20	7.15	7.25	7.76	6.89	7.40	8.45	7.97	9.00
Operating	4.40	4.29	4.52	4.03	4.09	4.48	3.75	3.23	4.33
Netback	22.27	20.99	23.60	24.22	27.01	25.37	22.03	18.93	25.56

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2024			2023
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Administrative Expense	1.67	1.41	1.95	1.91	1.57	1.53	2.30	3.23	1.25
Administrative Expense, Excluding Long-Term Incentive,
Transaction and Legal Costs (1)	1.34	1.28	1.43	1.35	1.36	1.27	1.39	1.28	1.52

(1) Transaction costs refer to costs primarily incurred to facilitate the Permian Acquisition as defined in Note 9 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2024			2023
(US$)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	77.18	78.20	76.17	76.46	76.91	80.69	73.41	72.83	74.06
Canadian Operations	74.07	74.86	72.34	81.59	75.10	100.64	71.44	-	71.44
Total Operations	77.17	78.19	76.17	76.46	76.91	80.70	73.41	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.71	59.43	57.97	58.53	57.24	59.96	58.46	55.09	61.84
Canadian Operations	73.77	75.61	71.70	74.52	74.65	75.67	73.84	70.99	77.22
Total Operations	69.96	71.66	68.10	70.46	70.38	71.61	69.89	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	76.07	77.05	75.10	75.31	75.83	79.42	72.32	71.61	73.12
Canadian Operations	73.77	75.60	71.71	74.54	74.65	75.75	73.83	70.99	77.21
Total Operations	75.72	76.82	74.62	75.19	75.66	78.86	72.58	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	18.09	16.84	19.35	16.27	16.21	16.91	15.99	13.43	18.73
Canadian Operations	27.54	25.36	30.13	26.78	30.94	25.50	25.20	18.62	35.17
Total Operations	19.67	18.35	21.03	18.09	18.85	18.39	17.56	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	23.17	22.20	24.16	21.66	21.61	22.72	21.18	18.39	24.14
Canadian Operations	58.92	59.21	58.59	58.89	60.71	59.76	57.41	52.05	64.31
Total Operations	35.78	35.74	35.82	34.98	36.20	36.11	33.78	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	58.94	59.09	58.79	57.29	59.94	61.73	52.99	51.94	54.16
Canadian Operations	59.03	59.35	58.65	58.93	60.75	59.84	57.43	52.06	64.32
Total Operations	58.95	59.13	58.77	57.55	60.06	61.43	53.76	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	1.59	1.16	2.02	2.43	2.34	2.22	2.57	1.79	3.40
Canadian Operations	1.81	1.36	2.30	2.89	2.58	2.38	3.30	2.02	4.80
Total Operations	1.74	1.30	2.21	2.74	2.50	2.33	3.07	1.95	4.34

Total Price ($/BOE)
USA Operations	46.23	45.61	46.85	46.15	49.03	49.62	42.45	40.56	44.52
Canadian Operations	20.27	18.40	22.30	25.76	25.21	23.46	27.21	20.26	35.50
Total Operations	35.49	34.08	36.97	37.67	39.66	38.95	35.86	31.56	40.72

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2024			2023
(US$)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil ($/bbl)
USA Operations	(1.07)	(1.62)	(0.51)	(0.40)	(0.27)	(1.18)	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	(1.06)	(1.61)	(0.51)	(0.40)	(0.27)	(1.18)	-	-	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	0.09	0.10	-	-	-	-
Total Operations	-	-	-	0.05	0.08	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(1.00)	(1.52)	(0.48)	(0.38)	(0.25)	(1.12)	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	(0.84)	(1.27)	(0.42)	(0.31)	(0.20)	(0.92)	-	-	-

NGLs - Other ($/bbl)
USA Operations	0.15	0.15	0.15	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	0.12	0.12	0.13	-	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	0.13	0.13	0.13	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	0.08	0.08	0.09	-	-	-	-	-	-

Oil & NGLs ($/bbl)
USA Operations	(0.66)	(1.02)	(0.30)	(0.27)	(0.19)	(0.80)	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	(0.55)	(0.85)	(0.26)	(0.21)	(0.14)	(0.66)	-	-	-

Natural Gas ($/Mcf)
USA Operations	0.85	1.05	0.65	0.17	0.23	0.32	0.07	0.10	0.03
Canadian Operations	0.28	0.35	0.22	(0.13)	0.11	0.12	(0.38)	-	(0.82)
Total Operations	0.46	0.56	0.35	(0.03)	0.15	0.18	(0.24)	0.03	(0.54)

Total ($/BOE)
USA Operations	0.82	0.87	0.77	0.07	0.18	(0.12)	0.12	0.17	0.05
Canadian Operations	1.37	1.69	1.03	(0.60)	0.56	0.60	(1.81)	-	(3.97)
Total Operations	1.05	1.21	0.87	(0.21)	0.33	0.17	(0.72)	0.10	(1.64)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2024			2023
(US$)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	76.11	76.58	75.66	76.06	76.64	79.51	73.41	72.83	74.06
Canadian Operations	74.07	74.86	72.34	81.59	75.10	100.64	71.44	-	71.44
Total Operations	76.11	76.58	75.66	76.06	76.64	79.52	73.41	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.71	59.43	57.97	58.53	57.24	59.96	58.46	55.09	61.84
Canadian Operations	73.77	75.61	71.70	74.61	74.75	75.67	73.84	70.99	77.22
Total Operations	69.96	71.66	68.10	70.51	70.46	71.61	69.89	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	75.07	75.53	74.62	74.93	75.58	78.30	72.32	71.61	73.12
Canadian Operations	73.77	75.60	71.71	74.54	74.65	75.75	73.83	70.99	77.21
Total Operations	74.88	75.55	74.20	74.88	75.46	77.94	72.58	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	18.24	16.99	19.50	16.27	16.21	16.91	15.99	13.43	18.73
Canadian Operations	27.54	25.36	30.13	26.78	30.94	25.50	25.20	18.62	35.17
Total Operations	19.79	18.47	21.16	18.09	18.85	18.39	17.56	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	23.30	22.33	24.29	21.66	21.61	22.72	21.18	18.39	24.14
Canadian Operations	58.92	59.21	58.59	58.89	60.71	59.76	57.41	52.05	64.31
Total Operations	35.86	35.82	35.91	34.98	36.20	36.11	33.78	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	58.28	58.07	58.49	57.02	59.75	60.93	52.99	51.94	54.16
Canadian Operations	59.03	59.35	58.65	58.93	60.75	59.84	57.43	52.06	64.32
Total Operations	58.40	58.28	58.51	57.34	59.92	60.77	53.76	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	2.44	2.21	2.67	2.60	2.57	2.54	2.64	1.89	3.43
Canadian Operations	2.09	1.71	2.52	2.76	2.69	2.50	2.92	2.02	3.98
Total Operations	2.20	1.86	2.56	2.71	2.65	2.51	2.83	1.98	3.80

Total Price ($/BOE)
USA Operations	47.05	46.48	47.62	46.22	49.21	49.50	42.57	40.73	44.57
Canadian Operations	21.64	20.09	23.33	25.16	25.77	24.06	25.40	20.26	31.53
Total Operations	36.54	35.29	37.84	37.46	39.99	39.12	35.14	31.66	39.08

Total Netback ($/BOE)
USA Operations	33.67	33.11	34.22	32.82	36.91	36.15	28.49	27.41	29.66
Canadian Operations	8.63	7.37	10.01	11.65	12.58	10.16	11.91	8.45	16.04
Total Operations	23.32	22.20	24.47	24.01	27.34	25.54	21.31	19.03	23.92

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2024			2023
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	121.2	117.5	124.9	99.5	140.2	121.4	67.7	75.6	59.6
Anadarko	22.8	21.2	24.4	30.6	26.8	30.2	32.7	32.4	33.1
Uinta	24.2	27.7	20.8	19.1	26.8	18.9	15.3	17.8	12.8
Other (1)	0.3	0.4	0.1	9.6	0.2	0.3	19.1	16.6	21.7
Total USA Operations	168.5	166.8	170.2	158.8	194.0	170.8	134.8	142.4	127.2

Canadian Operations
Montney	0.3	0.5	0.2	0.1	0.1	0.1	0.1	-	0.1
Other (1)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.3	0.5	0.2	0.1	0.1	0.1	0.1	-	0.1

Total	168.8	167.3	170.4	158.9	194.1	170.9	134.9	142.4	127.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	4.9	5.2	4.7	4.1	4.9	4.6	3.4	3.7	3.0
Anadarko	5.6	5.5	5.6	5.9	6.0	6.1	5.8	5.6	5.8
Uinta	0.2	0.2	0.3	0.3	0.4	0.4	0.2	0.2	0.2
Other (1)	-	-	-	0.6	-	0.1	1.2	1.0	1.6
Total USA Operations	10.7	10.9	10.6	10.9	11.3	11.2	10.6	10.5	10.6

Canadian Operations
Montney	31.7	33.6	29.8	32.0	34.8	32.1	30.6	33.0	28.1
Other (1)	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	31.8	33.7	29.9	32.0	34.8	32.1	30.6	33.0	28.1

Total	42.5	44.6	40.5	42.9	46.1	43.3	41.2	43.5	38.7

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	126.1	122.7	129.6	103.6	145.1	126.0	71.1	79.3	62.6
Anadarko	28.4	26.7	30.0	36.5	32.8	36.3	38.5	38.0	38.9
Uinta	24.4	27.9	21.1	19.4	27.2	19.3	15.5	18.0	13.0
Other (1)	0.3	0.4	0.1	10.2	0.2	0.4	20.3	17.6	23.3
Total USA Operations	179.2	177.7	180.8	169.7	205.3	182.0	145.4	152.9	137.8

Canadian Operations
Montney	32.0	34.1	30.0	32.1	34.9	32.2	30.7	33.0	28.2
Other (1)	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	32.1	34.2	30.1	32.1	34.9	32.2	30.7	33.0	28.2

Total	211.3	211.9	210.9	201.8	240.2	214.2	176.1	185.9	166.0

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024			2023
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	40.9	41.6	40.3	33.0	39.0	35.1	28.9	31.0	26.8
Anadarko	32.8	32.8	32.9	36.3	33.7	35.2	38.1	37.8	38.5
Uinta	1.3	1.2	1.3	1.2	1.8	1.2	0.9	1.1	0.7
Other (1)	0.1	0.1	0.1	4.1	0.1	0.3	8.1	8.2	7.7
Total USA Operations	75.1	75.7	74.6	74.6	74.6	71.8	76.0	78.1	73.7

Canadian Operations
Montney	15.0	16.3	13.8	15.6	16.3	14.9	15.6	18.7	12.5
Other (1)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	15.0	16.3	13.8	15.6	16.3	14.9	15.6	18.7	12.5

Total	90.1	92.0	88.4	90.2	90.9	86.7	91.6	96.8	86.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	45.8	46.8	45.0	37.1	43.9	39.7	32.3	34.7	29.8
Anadarko	38.4	38.3	38.5	42.2	39.7	41.3	43.9	43.4	44.3
Uinta	1.5	1.4	1.6	1.5	2.2	1.6	1.1	1.3	0.9
Other (1)	0.1	0.1	0.1	4.7	0.1	0.4	9.3	9.2	9.3
Total USA Operations	85.8	86.6	85.2	85.5	85.9	83.0	86.6	88.6	84.3

Canadian Operations
Montney	46.7	49.9	43.6	47.6	51.1	47.0	46.2	51.7	40.6
Other (1)	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	46.8	50.0	43.7	47.6	51.1	47.0	46.2	51.7	40.6

Total	132.6	136.6	128.9	133.1	137.0	130.0	132.8	140.3	124.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	167.0	164.3	169.9	136.6	184.1	161.1	100.0	110.3	89.4
Anadarko	61.2	59.5	62.9	72.8	66.5	71.5	76.6	75.8	77.4
Uinta	25.7	29.1	22.4	20.6	29.0	20.5	16.4	19.1	13.7
Other (1)	0.4	0.5	0.2	14.3	0.3	0.7	28.4	25.8	31.0
Total USA Operations	254.3	253.4	255.4	244.3	279.9	253.8	221.4	231.0	211.5

Canadian Operations
Montney	47.0	50.4	43.8	47.7	51.2	47.1	46.3	51.7	40.7
Other (1)	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	47.1	50.5	43.9	47.7	51.2	47.1	46.3	51.7	40.7

Total	301.4	303.9	299.3	292.0	331.1	300.9	267.7	282.7	252.2

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024			2023
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	225	232	220	185	213	195	164	171	158
Anadarko	268	269	267	283	277	285	285	289	281
Uinta	31	26	36	22	30	24	18	20	15
Other (1)	4	4	3	27	4	4	51	50	53
Total USA Operations	528	531	526	517	524	508	518	530	507

Canadian Operations
Montney	1,147	1,203	1,093	1,095	1,094	1,092	1,097	1,177	1,017
Other (1)	18	6	29	30	27	25	34	36	31
Total Canadian Operations	1,165	1,209	1,122	1,125	1,121	1,117	1,131	1,213	1,048

Total	1,693	1,740	1,648	1,642	1,645	1,625	1,649	1,743	1,555

Total Production (MBOE/d)

USA Operations
Permian	204.7	203.0	206.3	167.3	219.5	193.9	127.4	138.9	115.8
Anadarko	105.9	104.4	107.5	119.9	112.8	119.0	124.1	124.0	124.2
Uinta	30.9	33.4	28.4	24.3	33.9	24.4	19.3	22.4	16.3
Other (1)	1.0	1.1	0.8	18.9	0.9	1.2	36.9	33.9	39.8
Total USA Operations	342.5	341.9	343.0	330.4	367.1	338.5	307.7	319.2	296.1

Canadian Operations
Montney	238.3	250.8	225.8	230.2	233.6	229.1	229.1	247.8	210.1
Other (1)	3.0	1.1	5.0	5.0	4.5	4.2	5.6	6.0	5.2
Total Canadian Operations	241.3	251.9	230.8	235.2	238.1	233.3	234.7	253.8	215.3

Total	583.8	593.8	573.8	565.6	605.2	571.8	542.4	573.0	511.4

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024			2023
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	639	361	278	1,360	335	524	501	295	206
Anadarko	29	23	6	180	24	3	153	55	98
Uinta	224	88	136	396	123	136	137	76	61
Other (1)	-	-	-	112	-	3	109	43	66
Total USA Operations	892	472	420	2,048	482	666	900	469	431

Canadian Operations
Montney	234	108	126	544	127	130	287	152	135
Other (1)	-	-	-	(2)	-	-	(2)	-	(2)
Total Canadian Operations	234	108	126	542	127	130	285	152	133

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,126	580	546	2,590	609	796	1,185	621	564

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	49	23	26	83	29	16	38	19	19
Anadarko	6	3	3	21	5	5	11	4	7
Uinta	14	6	8	31	9	8	14	7	7
Other (1)	-	-	-	6	-	-	6	3	3
Total USA Operations	69	32	37	141	43	29	69	33	36

Canadian Operations
Montney	16	9	7	6	6	6	(6)	(15)	9
Other (1)	-	-	-	1	1	-	-	-	-
Total Canadian Operations	16	9	7	7	7	6	(6)	(15)	9

Total Capitalized Directly Attributable Internal Costs	85	41	44	148	50	35	63	18	45

Total Capital Expenditures

USA Operations
Permian	688	384	304	1,443	364	540	539	314	225
Anadarko	35	26	9	201	29	8	164	59	105
Uinta	238	94	144	427	132	144	151	83	68
Other (1)	-	-	-	118	-	3	115	46	69
Total USA Operations	961	504	457	2,189	525	695	969	502	467

Canadian Operations
Montney	250	117	133	550	133	136	281	137	144
Other (1)	-	-	-	(1)	1	-	(2)	-	(2)
Total Canadian Operations	250	117	133	549	134	136	279	137	142

Corporate & Other	2	1	1	6	1	3	2	1	1
Total Capital Expenditures	1,213	622	591	2,744	660	834	1,250	640	610
Net Acquisitions & (Divestitures)	191	3	188	(495)	(27)	47	(515)	(702)	187
Net Capital Investment	1,404	625	779	2,249	633	881	735	(62)	797

(1) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024			2023
	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	77	45	32	113	25	45	43	26	17
Anadarko	6	6	-	11	-	2	9	2	7
Uinta	16	1	15	33	12	10	11	8	3
Other (1)	-	-	-	11	-	-	11	6	5
Total USA Operations	99	52	47	168	37	57	74	42	32

Canadian Operations
Montney	34	13	21	96	28	19	49	23	26
Total Canadian Operations	34	13	21	96	28	19	49	23	26

Total	133	65	68	264	65	76	123	65	58

Completions Activity (net wells on production)

USA Operations
Permian	61	40	21	184	60	83	41	27	14
Anadarko	-	-	-	25	4	1	20	7	13
Uinta	16	7	9	21	8	10	3	3	-
Other (1)	-	-	-	16	-	-	16	8	8
Total USA Operations	77	47	30	246	72	94	80	45	35

Canadian Operations
Montney	44	33	11	77	15	22	40	29	11
Total Canadian Operations	44	33	11	77	15	22	40	29	11

Total	121	80	41	323	87	116	120	74	46

(1) Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended June 30, 2024

U.S. Dollar / U.S. Protocol

For the period ended June 30, 2024

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q2 2024	YTD 2024

Cash from (used in) Operating Activities	$1,020	$1,679
Deduct (add back):
Net change in other assets and liabilities	(42)	(54)
Net change in non-cash working capital	37	(327)
Non-GAAP Cash Flow	$1,025	$2,060

Per Share - Basic	$3.85	$7.69
Per Share - Diluted	3.82	7.61

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,025	$2,060
Deduct:
Capital expenditures	622	1,213
Non-GAAP Free Cash Flow	$403	$847

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q2 2024	YTD 2024

Net Earnings (Loss) Before Income Tax	$466	$894
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	8	(92)
Non-operating foreign exchange gain (loss)	11	36
Adjusted Earnings (Loss) Before Income Tax	447	950
Income tax expense (recovery)	116	230
Non-GAAP Adjusted Earnings	$331	$720

Per Share - Basic	$1.24	$2.69
Per Share - Diluted	1.23	2.66

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$6,087
Total Shareholders’ Equity	10,328
Capitalization	$16,415

Debt to Capitalization	37%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$6,087
Total Shareholders’ Equity	10,328
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$24,161

Debt to Adjusted Capitalization	25%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,087

Net Earnings (Loss)	$406	$856	$338	$340	$1,940
Add back (deduct):
Depreciation, depletion and amortization	486	556	566	580	2,188
Interest	98	106	98	105	407
Income tax expense (recovery)	(13)	211	90	126	414
EBITDA	$977	$1,729	$1,092	$1,151	$4,949

Debt to EBITDA (times)					1.2

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,087

Net Earnings (Loss)	$406	$856	$338	$340	$1,940
Add back (deduct):
Depreciation, depletion and amortization	486	556	566	580	2,188
Accretion of asset retirement obligation	5	5	5	4	19
Interest	98	106	98	105	407
Unrealized (gains) losses on risk management	292	(326)	100	(8)	58
Foreign exchange (gain) loss, net	(22)	19	(28)	(10)	(41)
Other (gains) losses, net	(2)	(4)	(4)	(5)	(15)
Income tax expense (recovery)	(13)	211	90	126	414
Adjusted EBITDA	$1,250	$1,423	$1,165	$1,132	$4,970

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Free Cash Flow Yield - Annualized Non-GAAP Free Cash Flow divided by the Company’s market capitalization.

Cash Return Yield - The sum of Ovintiv’s base dividend and expected cash returned to shareholders under the Company’s capital allocation framework, divided by the Company’s market capitalization, on an annualized basis.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2024			2023
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	2,881	1,420	1,461	5,565	1,656	1,544	1,179	1,186
Production, mineral and other taxes	165	85	80	327	90	84	73	80
Transportation and processing	253	126	127	547	128	124	148	147
Operating (4)	416	205	211	743	198	208	167	170
	2,047	1,004	1,043	3,948	1,240	1,128	791	789
Canadian Operations
Upstream Product Revenue (2,3)	890	422	468	2,212	552	504	467	689
Production, mineral and other taxes	7	4	3	15	3	5	3	4
Transportation and processing	511	260	251	1,056	256	265	268	267
Operating (4)	51	26	25	88	29	28	2	29
	321	132	189	1,053	264	206	194	389
Total Operations
Upstream Product Revenue (2,3)	3,771	1,842	1,929	7,777	2,208	2,048	1,646	1,875
Production, mineral and other taxes	172	89	83	342	93	89	76	84
Transportation and processing	764	386	378	1,603	384	389	416	414
Operating (4)	467	231	236	831	227	236	169	199
	2,368	1,136	1,232	5,001	1,504	1,334	985	1,178

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2024			2023
(BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	62,306,972	31,141,019	31,165,771	120,609,505	33,771,820	31,141,172	29,044,015	26,652,510
Canadian Operations	43,918,602	22,919,260	20,999,433	85,848,365	21,907,316	21,465,900	23,096,801	19,378,260
Total	106,225,574	54,060,279	52,165,204	206,457,870	55,679,136	52,607,072	52,140,816	46,030,770

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024			2023
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	46.24	45.60	46.88	46.14	49.03	49.58	40.59	44.50
Production, mineral and other taxes	2.65	2.73	2.57	2.71	2.66	2.70	2.51	3.00
Transportation and processing	4.06	4.05	4.07	4.54	3.79	3.98	5.10	5.52
Operating	6.68	6.58	6.77	6.16	5.86	6.68	5.75	6.38
Netback	32.85	32.24	33.47	32.73	36.72	36.22	27.23	29.60
Total Canadian Operations
Price	20.26	18.41	22.29	25.77	25.20	23.48	20.22	35.56
Production, mineral and other taxes	0.16	0.17	0.14	0.17	0.14	0.23	0.13	0.21
Transportation and processing	11.64	11.34	11.95	12.30	11.69	12.35	11.60	13.78
Operating	1.16	1.13	1.19	1.03	1.32	1.30	0.09	1.50
Netback	7.31	5.76	9.00	12.27	12.05	9.60	8.40	20.07
Total Operations
Price	35.50	34.07	36.98	37.67	39.66	38.93	31.57	40.73
Production, mineral and other taxes	1.62	1.65	1.59	1.66	1.67	1.69	1.46	1.82
Transportation and processing	7.19	7.14	7.25	7.76	6.90	7.39	7.98	8.99
Operating	4.40	4.27	4.52	4.03	4.08	4.49	3.24	4.32
Netback	22.29	21.01	23.62	24.22	27.01	25.36	18.89	25.59

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations